Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,864.76
Total Fee Amount	1,864.76
Total Transaction Valuation	12,180,033.26
Total Offset Amount	0.00
Net Fee	$ 0.00